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                                                                   EXHIBIT 21.1

         SUBSIDIARIES OF CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

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
Charles River Laboratories, Inc.                                         Charles River WIGA Deutschland GmbH (Germany)
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Charles River Proteomic Services, Inc.                                   Charles River Sweden AB
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CRL Transactions Company, Inc.                                           Charles River Laboratories Hungary Services, Inc.
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Charles River Laboratories Massachusetts Business Trust                  Charles River UK Limited
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Alpes SA (Mexico)                                                        Charles River Canada Corporation
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Zhanjiang A&C Biological Ltd. (China)                                    Charles River (Europe) GmbH (Germany)
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SPAFAS Australia PTY Ltd.                                                CRL Holding Limited (UK)
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Charles River France, SA                                                 Charles River Laboratories Holding SAS (France)
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Charles River Japan                                                      Charles River Laboratories Biolab Europe Ltd. (Ireland)
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Entomology Europe Limited (Ireland)                                      SBIT (Ireland)
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Charles River Italia S.p.A. (Italy)                                      Charles River Laboratories France SAS
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Charles River Nederland B.V.                                             Charles River Endosafe Limited (UK)
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Elevage Scientifique Des Dombres SA (France)                             Charles River Laboratories Espana SA (Spain)
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Charles River Itias (Japan)                                              Charles River Laboratories Belgium SA
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Charles River Laboratories Holdings Massachusetts Business Trust         River Valley Farms, Inc.
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Charles River Holdings LLC (GP)                                          Charles River Germany GmbH & Co. KG
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Charles River Consulting GmbH (Germany)                                  River Valley Farms, LLC
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CRL Holdings CV                                                          Charles River LLC (LP)
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Charles River Verwaltungs Germany GmbH                                   Ballardvale CV (Netherlands)
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Charles River Acquisition (GmbH) (Germany)
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